Health Care Costs Payable	12 Months Ended
Dec. 31, 2013
Health Care Costs Payable [Abstract]
Health Care Costs Payable

6.	Health Care Costs Payable

The following table shows the components of the change in health care costs payable during 2013, 2012 and 2011:

(Millions)	2013	2012	2011
Health care costs payable, beginning of the period	$2,992.5	$2,675.5	$2,630.9
Less: Reinsurance recoverables	3.8	3.3	1.7
Health care costs payable, beginning of the period, net	2,988.7	2,672.2	2,629.2
Acquisition of businesses	1,440.1	—	89.4
Add: Components of incurred health care costs
Current year	33,344.8	23,875.6	22,047.9
Prior years	(448.8)	(146.7)	(394.4)
Total incurred health care costs	32,896.0	23,728.9	21,653.5
Less: Claims paid
Current year	30,112.7	21,067.7	19,642.9
Prior years	2,608.0	2,344.7	2,057.0
Total claims paid	32,720.7	23,412.4	21,699.9
Disposition of business	(42.3)	—	—
Health care costs payable, end of period, net	4,561.8	2,988.7	2,672.2
Add: Reinsurance recoverables	8.5	3.8	3.3
Health care costs payable, end of the period	$4,570.3	$2,992.5	$2,675.5

Our prior year estimates of health care costs payable decreased by approximately $449 million, $147 million and $394 million in 2013, 2012 and 2011, respectively, resulting from claims being settled for amounts less than originally estimated. These reductions were primarily the result of lower health care cost trends as well as the actual claim submission time being faster than we assumed in establishing our health care costs payable in the prior year. This development does not directly correspond to an increase in our current year operating results as these reductions were offset by estimated current period health care costs when we established our estimate of the current year health care costs payable.

The acquisition of Coventry resulted in a $1.4 billion increase in health care costs payable at the Effective Date (refer to Note 3 beginning on page 91 for additional information).